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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): November 22, 2006

                         Global Aircraft Solutions, Inc.
                ------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

          Nevada                       000-28575                 84-1108499
          ------                       ---------                 ----------
 (State of Incorporation)       (Commission File Number)         (IRS Employer
                                                             Identification No.)

                         P.O. Box 23009 Tucson, AZ 85734
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                    (Address of principal executive offices)

                                 (520) 294-3481
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              (Registrant's telephone number, including area code)

                                       N/A
           ----------------------------------------------------------
          (Former Name or Former Address if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   |_| Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

   |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b)).
   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c).


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INFORMATION CONCERNING FORWARD-LOOKING STATEMENTS - This report and the exhibit or exhibits attached hereto contain forward looking statements made in reliance upon the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements as to expected and estimated revenues and earnings, and other good faith expectations and beliefs of management, which are subject to inherent uncertainties which are difficult to predict, and may be beyond the ability of the Company to control. Forward-looking statements are made based upon management's expectations and belief concerning future developments and their potential effect upon the Company. There can be no assurance that future developments will be in accordance with management's expectations or that the effect of future developments on the Company will be those anticipated by management.

The words "believes," "expects," "intends," "plans," "anticipates," "hopes," "likely," "will," and similar expressions identify such forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of the Company or its subsidiaries or industry results, to differ materially from future results, performance or achievements expressed or implied by such forward-looking statements.

Readers are cautioned not to place undue reliance on these forward-looking statements which reflect management's view only as of the date of this Form 8-K. The Company undertakes no obligation to publicly release the result of any revisions to these forward-looking statements which may be made to reflect events or circumstance after the date hereof or to reflect the occurrence of unanticipated events, conditions or circumstances. For additional information about risks and uncertainties that could adversely affect the Company's forward-looking statements, please refer to the Company's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005, the Company's Form 10-Q for the quarter ended March 31, 2006, the Company's Form 10-Q for the quarter ended June 30, 2006 and the Company's Form 10-Q for the quarter ended September 30, 2006.

ITEM 2.02. Results of Operations and Financial Condition

On November 17, 2006, Global Aircraft Solutions, Inc. (the "Company") filed its 10Q for the fiscal quarter ended September 30, 2006 and conducted a conference call on November 17, 2006 discussing its financial performance and results of operations for fiscal quarter ended September 30, 2006. A copy of the transcript of this conference call is attached hereto as Exhibit 99.1.

The information contained herein and in the accompanying Exhibit shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information furnished in this report on Form 8-K, including Exhibit 99.1, shall be deemed to be "furnished" and therefore shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 ("Exchange Act"), or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

The transcript contains discussions of EBITDA (earnings before interest, taxes, depreciation and amortization-adds depreciation and amortization to income) which is a non-GAAP financial measure. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a registrant's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts that are excluded from the most comparable measure so calculated and presented. In this regard GAAP refers to generally accepted accounting principles in the United States. The Company reports this financial calculation because it is (i) useful to investors and other users of our financial information in evaluating operating financial performance; (ii) a common benchmark used by investors to evaluate and determine current operating expense efficiency and operating profitability on a more variable cost basis by excluding the depreciation and amortization expenses related primarily to capital expenditures and acquisitions

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that occurred in prior years; and (iii) the Company believes that these non-GAAP measures enhance an investor's overall understanding of our financial performance by reconciling more closely to the actual cash expenses of the Company in it's operations as well as excluding expenses that in management's view are unrelated to our core operations, the inclusion of which may make it more difficult for investors and financial analysts reporting on the Company to compare our results from period to period. The comparable GAAP reconciliation is the earnings reported in the Company's financial statements that are prepared in accordance with GAAP. EBITDA is a measure from GAAP earnings by adding back the interest, taxes, depreciation and amortization. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and non-GAAP financial measures as reported by the Company may not be comparable to similarly titled items reported by other companies.


ITEM 7.01. REGULATION FD DISCLOSURE

The information included in Item 2.02 of this Form 8-K, including the transcript attached as Exhibit 99.1, is incorporated by reference into this Item 7.01 in satisfaction of the public disclosure requirements of Regulation FD. This information is "furnished" and not "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may be incorporated by reference in another filing under the Securities and Exchange Act of 1934 or the Securities Act of 1933 only if, and to the extent that, such subsequent filing specifically references the information incorporated by reference herein.


ITEM 9.01. Financial Statements and Exhibits



(c)   Exhibits

Exhibit
No.                                        Document
-------                                    --------
99.1 Transcript of November 17, 2006 Conference Call discussing financial performance and results of operations for fiscal quarter ended September 30, 2006



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 22, 2006
                                          Global Aircraft Solutions, Inc.
                                          (Registrant)
                                     By:  /s/ John Sawyer
                                          ---------------------------------
                                          Name:    John Sawyer
                                          Title:   President